EQUITY	9 Months Ended
Sep. 30, 2018
Equity [Abstract]
EQUITY
17)	EQUITY

Dividends to Shareholders

On August 10, 2018, our Board of Directors declared a cash dividend on EQH common stock of $0.13 per share, payable on August 30, 2018 to shareholders of record on August 23, 2018. The payment of any future dividends will be at the discretion of our Board of Directors and will depend on various factors.

Share Repurchase Program

On August 10, 2018, Holdings’ Board of Directors authorized a share repurchase program. Under the program, Holdings may purchase up to $500 million of its common stock beginning August 16, 2018 and expiring on March 31, 2019. Holdings may choose to suspend or discontinue the repurchase program at any time. The repurchase program does not obligate Holdings to purchase any particular number of shares. As of September 30, 2018 the Company repurchased approximately 2.5 million shares of its common stock at a total cost of approximately $57 million. The repurchased common stock was recorded as treasury stock in the consolidated balance sheets.

The timing and amount of share repurchases are determined by management based upon market conditions and other considerations, and repurchases may be effected in the open market, through derivative, accelerated repurchase and other negotiated transactions and through prearranged trading plans complying with Rule 10b5-1(c) under the Securities Exchange Act of 1934 (the “Exchange Act”). Numerous factors could affect the timing and amount of any future repurchases under the share repurchase authorization, including increased capital needs of the Company due to changes in regulatory capital requirements, opportunities for growth and acquisitions, and the effect of adverse market conditions on the segments.